UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2025

Bumble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas		78756
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (512) 696-1409
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 5, 2025 (the “Effective Date”), Bumble Inc. (the “Company”) entered into Amendment No. 1 to the Tax Receivable Agreement (the “Amendment”), by and among the Company and certain investment vehicles affiliated with the firm Blackstone Inc. (“Blackstone”) and certain investment vehicles affiliated with Whitney Wolfe Herd (together with Blackstone, the “Principal Stockholders”), which amends the Tax Receivable Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “TRA”), dated as of February 10, 2021, by and among the Company, the affiliates of the Principal Stockholders and the other TRA Parties (as defined in the TRA) signatory thereto. The TRA was originally entered into in connection with the Company’s initial public offering and the accompanying reorganization transactions.
The Amendment amends the TRA to provide for the payment of one-time settlement payments (each, a “Settlement Payment” and collectively, the “Settlement Payments”) in a gross amount of approximately $186 million as consideration for the complete and full termination of the Company’s payment obligations (past, current and future) under the TRA and the relinquishing of all payment rights (past, current and future) of the TRA Parties under the TRA (the payment of the Settlement Payments and the consummation of the other transactions contemplated by the Amendment, the “TRA Buyout”).
The Settlement Payments will be funded from available cash on hand of the Company and its subsidiaries.
In connection with the TRA Buyout, immediately prior to the Amendment, Blackstone and certain investment vehicles affiliated with Blackstone elected to exchange all of the Common Units (as defined in the TRA) of Buzz Holdings, L.P., a Delaware limited partnership and a subsidiary of the Company (“OpCo”), held by such entities for the Company's Class A common stock pursuant to the terms and conditions of the Exchange Agreement, dated as of February 10, 2021, by and among the Company, OpCo and the holders of common units party thereto and the Second Amended and Restated Limited Partnership Agreement of OpCo, dated as of February 10, 2021.
The terms of the Amendment were negotiated and approved by a special committee of the Company’s Board of Directors composed exclusively of independent and disinterested directors who are independent of, and not affiliated with, the Principal Stockholders or their respective affiliates.
The description of the Amendment above is a summary and is qualified in its entirety by the complete text of the Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K (the “Report”) and is incorporated by reference in this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.
The description of the circumstances surrounding the TRA Buyout in Item 1.01 above are incorporated by reference into this Item 1.02. Under the TRA, the Company was generally required to pay the TRA Parties cash payments equal to 85% of the amount of any tax benefits that the Company actually realizes, or in some cases is deemed to realize, as a result of (i) the Company’s allocable share of the Blocker’s (as defined in the TRA) share of existing tax basis acquired in connection with the Company’s initial public offering and reorganizational transactions related thereto and certain tax attributes of the Blockers, including net operating losses; (ii) certain increases in the tax basis of assets of OpCo and its subsidiaries resulting from purchases or exchanges of OpCo limited liability company units; and (iii) certain other tax benefits related to the Company’s entry into the TRA, including tax benefits attributable to certain payments that the Company makes under the TRA.
The term of the TRA commenced upon the completion of the Company’s initial public offering and would have continued until all such tax benefits had been utilized or expired, unless the Company exercised its rights to terminate the TRA or payments under the TRA were accelerated in the event of a change of control or if the Company materially breached any of its material obligations under the TRA. As a result of the TRA Buyout, the TRA Parties will have no further rights to receive payments (past, current or future) under the TRA and the Company will have no further payment obligations (past, current or future) to the TRA Parties under the TRA.

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2025, the Company announced earnings for the third quarter ended September 30, 2025. A copy of the press release regarding the Company's third quarter ended September 30, 2025 earnings is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act.

Forward Looking Statements
This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Report include, but are not limited to, statements relating to the timing of the Settlement Payments and statements relating to the Company's expected performance in future periods. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results and events are subject to risks and uncertainties that could cause them to differ materially from those anticipated by the Company, including risks related to the significant transaction costs to be paid in connection with the TRA Buyout and its impact on the Company's financial condition, risks of legal proceedings that may arise as a result of the TRA Buyout and changes in applicable laws or fluctuations in the Company's taxable income that could impact the Company's ability to realize the anticipated benefits from the TRA Buyout. The forward-looking statements contained in this Report are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed on February 28, 2025 and in other periodic reports the Company files with the SEC. The forward-looking statements in this Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1*	Amendment No. 1 to the Tax Receivable Agreement, dated November 5, 2025, by and among the Company and certain affiliates of the Principal Stockholders.
99.1	Press release of Bumble Inc., dated November 5, 2025, announcing earnings for the third quarter ended September 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

Date: November 5, 2025	By:	/s/ Kevin D. Cook
	Name:	Kevin D. Cook
	Title:	Chief Financial Officer
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